Exhibit 99.2

ERA GROUP INC.
NOTICE OF GUARANTEED DELIVERY
With Respect to the Tender for Exchange of
Registered 7.750% Senior Notes due 2022
for Outstanding 7.750% Senior Notes due 2022
Pursuant to the Prospectus Dated , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                 , 2013, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS.
As set forth in the Letter of Transmittal (the “Letter of Transmittal”) accompanying the Prospectus dated         , 2013 (the “Prospectus”) of Era Group Inc., a Delaware corporation (the “Issuer”), this Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the Issuer’s offer to exchange its 7.750% Senior Notes due 2022, the issuance of which has been registered under the Securities Act of 1933, as amended, for a like principal amount of their outstanding unregistered 7.750% Senior Notes due 2022 (the “Outstanding Notes”) if the tendering holder of Outstanding Notes cannot, prior to 5:00 p.m., New York City time, on the Expiration Date (i) deliver its Outstanding Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent (as defined below) or (ii) deliver a confirmation of the book-entry tender of its Outstanding Notes into the Exchange Agent’s account at The Depository Trust Company (“DTC”) and otherwise complete the procedures for book-entry transfer. If required, this Notice of Guaranteed Delivery, properly completed and duly executed, must be delivered to Wells Fargo Bank, National Association (the “Exchange Agent”), as set forth below.

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Operations
AC N9303 121	MAC N9303 121	Northstar East Building 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282 Telephone: (800) 344-5128

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
For any questions regarding this Notice of Guaranteed Delivery or for any additional information, please contact the Exchange Agent by telephone at (800) 344-5128.
This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an “Eligible Institution” under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:
The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures.
All authority herein conferred or agreed to be conferred in this Notice of Guaranteed Delivery and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive the death or incapacity of, the undersigned.
PLEASE SIGN AND COMPLETE
Signatures of Registered Holder(s) or Authorized Signatory
_____________________________________________________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________
Name(s) of Registered Holders(s)
_____________________________________________________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________
Capacity
_____________________________________________________________________________________________
Principal Amount of Outstanding Notes Tendered
_____________________________________________________________________________________________
Date
_____________________________________________________________________________________________
Address
_____________________________________________________________________________________________
Area Code and Telephone Number
_____________________________________________________________________________________________
If Outstanding Notes will be delivered by book-entry transfer, provide the account number at The Depository Trust Company below:
Depository Account No.
_____________________________________________________________________________________________

This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Outstanding Notes tendered hereby exactly as their name(s) appear on the certificates for such Outstanding Notes or on a security position listing such holder(s) as the owner(s) of such Outstanding Notes, or by person(s) authorized to become registered holder(s) of such Outstanding Notes by endorsements and documents submitted with this Notice of Guaranteed Delivery. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the following information and, unless waived by the Issuer, submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person’s authority to so act. See Instruction 2.
GUARANTEE
(Not to be used for signature guarantee)
The undersigned, a firm which is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, or is a savings institution, commercial bank or trust company having an office or correspondent in the United States, or is otherwise an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and which is, in each case, a member of a recognized signature guarantee program (i.e., Securities Transfer Agents Medallion Program, Stock Exchange Medallion Program or New York Stock Exchange Medallion Signature Program), guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), the Outstanding Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at DTC as described in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the Expiration Date.
Name of Firm    Authorized Signature
_____________________________________________________    ____________________________________
Address    Name
_____________________________________________________    ____________________________________
Title
_____________________________________________________    ____________________________________
Area Code and Telephone Number    Date
_____________________________________________________    ____________________________________
DO NOT SEND OUTSTANDING NOTES WITH THIS FORM.
ACTUAL SURRENDER OF OUTSTANDING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY
1.    Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents is at the election and risk of the tendering holders. The delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, holders may wish to consider overnight or hand-delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.
2.    Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Notes referred to herein, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates for such Outstanding Notes without any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the holder of such Outstanding Notes, the signature must correspond exactly with the name shown on the security position listing as the holder of such Outstanding Notes.
3.    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Notes listed or a participant of DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name(s) of the registered holder(s) appear(s) on the certificates for the Outstanding Notes or signed as the name of the participant is shown on DTC’s security position listing.
If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Issuer, submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person’s authority to so act.
Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering, as well as requests for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address and telephone number set forth on the front cover and back cover hereof.
Wells Fargo Bank, National Association,
As Exchange Agent

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Operations
AC N9303 121	MAC N9303 121	Northstar East Building 12th Floor
P.O. Box 1517	6th St & Marquette Avenue	608 Second Avenue South
Minneapolis, MN 55480	Minneapolis, MN 55479	Minneapolis, MN 55402

Or By Facsimile Transmission: (612) 667-6282 Telephone: (800) 344-5128

ERA GROUP INC.
INSTRUCTIONS TO REGISTERED HOLDER AND/OR
BOOK-ENTRY TRANSFER FACILITY PARTICIPANT
FROM BENEFICIAL OWNER
With Respect to the Tender for Exchange of
Registered 7.750% Senior Notes due 2022
for Outstanding 7.750% Senior Notes due 2022

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON         , 2013, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Registered Holder and/or Participant of the Book-Entry Transfer Facility:
The undersigned hereby acknowledges receipt of the Prospectus dated         , 2013 (the “Prospectus”) of Era Group Inc., a Delaware corporation (the “Issuer”), and the accompanying Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer to exchange (the “Exchange Offer”) its new 7.750% Senior Notes due 2022 (the “Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its outstanding unregistered 7.750% Senior Notes due 2022 (the “Outstanding Notes”). This will instruct you, the registered holder and/or participant in the book-entry transfer facility, which is The Depository Trust Company, as to the action to be taken by you relating to the Exchange Offer with respect to the Outstanding Notes held by you for the account of the undersigned.
The aggregate face amount of the Outstanding Notes held by you for the account of the undersigned is (insert amount) $                                           of the Issuer’s 7.750% Senior Notes due 2022.
With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):
TO TENDER the following Outstanding Notes held by you for the undersigned (insert principal amount of Outstanding Notes to be tendered, if any, in a minimum amount of $2,000 or an integral multiple of $1,000 in excess thereof): $                                       of the Issuer’s Outstanding Notes due 2022.
NOT TO TENDER any Outstanding Notes held by you for the account of the undersigned.
If the undersigned instructs you to tender any Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of Outstanding Notes, including, but not limited to, the representations that (i) the undersigned is acquiring the Exchange Notes in the ordinary course of its business, (ii) the undersigned is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person or entity to participate in, the distribution of the Exchange Notes (within the meaning of the Securities Act), (iii) the undersigned is not an “affiliate” (within the meaning of Rule 405 under the Securities Act) of the Issuer and (iv) the undersigned is not acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i), (ii) and (iii) above. If the undersigned is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, the undersigned (i) represents that it is participating in the applicable Exchange Offer for its own account and is exchanging Outstanding Notes acquired as a result of market-making or other trading activities, (ii) confirms that it has not entered into any arrangement or understanding with the Issuer or an affiliate of the Issuer to distribute the Exchange Notes and (iii) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

However, by so acknowledging and so delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The undersigned acknowledges as follows: The Exchange Offer is being made based upon the Issuer’s understanding of existing interpretations of the Securities Act by the staff of the Securities and Exchange Commission (the “Commission”) set forth in several “no-action” letters to third parties and unrelated to the Issuer and the Exchange Offer and, based on such interpretations, the Issuer believes that the Exchange Notes issued pursuant to the Exchange Offer in exchange for Outstanding Notes may be offered for resale, resold and otherwise transferred by the holders thereof (other than any such holder which is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act) without further compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, do not intend to engage in, and have no arrangement or understanding with any person or entity to participate in, the distribution of such Exchange Notes (within the meaning of the Securities Act), provided, further, that if the holder is a broker-dealer, the holder is participating in the Exchange Offer for its own account in exchange for Outstanding Notes that were acquired as a result of market-making or other trading activities and the holder must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. Any holder who is an affiliate of the Issuer, who does not acquire the Exchange Notes in the ordinary course of business, who intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes or is a broker-dealer who purchased the Outstanding Notes directly from the Issuer (i) will not be able to rely on the interpretations by the staff of the Commission set forth in the above-mentioned “no-action” letters, (ii) will not be able to tender its Outstanding Notes in the Exchange Offer and (iii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or transfer transaction unless such sale or transfer is made pursuant to an exemption from such requirements. The undersigned acknowledges that the Issuer has not sought or received its own “no-action” letter with respect to the Exchange Offer and the related transactions, and that there can be no assurance that the staff of the Commission will make a determination in the case of the Exchange Offer and such transactions that is similar to its determinations in the above-mentioned “no-action” letters. The undersigned further acknowledges that the Issuer may rely upon each of the foregoing representations and covenants for purposes of the Exchange Offer.
_____________________________
SIGN HERE
Name of Beneficial Owner(s):
_____________________________________________________________________________________________
Signature(s):
_____________________________________________________________________________________________
Capacity
_____________________________________________________________________________________________
Principal Amount of Outstanding Notes Tendered
_____________________________________________________________________________________________
Address
_____________________________________________________________________________________________
_____________________________________________________________________________________________
_____________________________________________________________________________________________

Area Code and Telephone Number
_____________________________________________________________________________________________
Taxpayer Identification Number or Social Security Number:
_____________________________________________________________________________________________
Date
_____________________________________________________________________________________________